April 14, 2008


                             MARKMAN MULTIFUND TRUST

                            MARKMAN CORE GROWTH FUND

                   Supplement to Prospectus dated May 1, 2007

                NOTICE OF CLOSING OF THE MARKMAN CORE GROWTH FUND
                                 CLASS A SHARES

On April 30, 2008, Class A of the Markman Core Growth Fund (the "Fund") will be closed and liquidated. Effective as of April 14, 2008, Class A Shares are no longer available for purchase, either by new investors or by current Fund shareholders, including pursuant to an Automatic Investment Plan.

Current Class A shareholders may liquidate their shares by contacting the Fund before April 30, 2008 or on that date their shares will automatically be exchanged for Class I shares of the Fund.

The Class A shares of the Fund currently have Total Annual Fund Operating expenses of 1.49%, which reflects an expense limitation agreement with Markman Capital Management, Inc., the Fund's adviser, through May 1, 2009. The Class I shares of the Fund currently have Total Annual Fund Operating expenses of 1.70%. The total return performance of the Class I shares will be lower than that of the Class A shares as a result of the difference in the expenses of each Class.

              Please retain this Supplement for future reference.